Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.5074%



        Excess Protection Level
          3 Month Average  72.56%
          March, 2001  203.22%
          February, 2001   7.50%
          January, 2001   6.96%


        Cash Yield                                  275.55%


        Investor Charge Offs                        64.46%


        Base Rate                                    7.87%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $56,622,749,044.91


        Investor Participation Amount               $37,500,000.00


        Seller Participation Amount                 $4,172,058,483.42